                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                              MPEL HOLDINGS CORP
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:


Reg. (S) 240.14a-101

SEC 1913 (3-99)

                              MPEL HOLDINGS CORP.


                                                               December 21, 1999

Dear Stockholder:

     We invite you to attend our annual meeting of stockholders on Monday, January 10, 2000, at 10:00 a.m., at our offices at 25 Melville Park Road, Melville, New York 11747 or at any adjournment or postponement thereof.

     This booklet includes the formal notice of the meeting and the proxy statement. The proxy statement tells you about the agenda and procedures for the meeting. In addition to specific agenda items, we will discuss generally the operations of MPEL. We welcome your comments, and hope you will join us.

     Whether or not you plan to attend in person, it is important that your shares be represented at the annual meeting. MPEL's Board recommends that stockholders vote FOR each of the matters described in the proxy statement to be presented at the annual meeting.

     PLEASE DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE.

     Thank you.

                                                Sincerely,



                                                Steven M. Latessa
                                                President

                              MPEL HOLDINGS CORP.
                             25 Melville Park Road
                            Melville, New York 11747

                            (a New York Corporation)

                             NOTICE OF 1999 ANNUAL
                         MEETING OF STOCKHOLDERS TO BE
                     HELD AT 10:00 A.M. ON JANUARY 10, 2000


     The annual meeting of stockholders of MPEL HOLDINGS CORP. will be held on January 10, 2000 at 10:00 A.M. at our offices at 25 Melville, Park Road, Melville, New York 11747, for the following purposes:

     1.  To elect three (3) directors to serve until the expiration of their one
         (1) year terms and until their successors shall have been duly elected and qualified ;

     2. To consider and act upon a proposal to amend MPEL's Certificate of Incorporation to increase and authorized shares of common stock from 15,000,000 to 100,000,000;

     3. To consider and act upon a proposal to amend MPEL's Certificate of Incorporation to authorize 10,000,000 shares of Preferred Stock;

     4. To possibly amend the Certificate of Incorporation to effect a reverse stock split of MPEL's common stock;

     5. To amend MPEL's 1995 Stock Option Plan to increase the number of shares available for issuance from 700,000 to 5,000,000;

     6. To ratify the selection of Richard A. Eisner and Company, LLC as MPEL's independent auditors for the fiscal year ending December 31, 1999; and

     7. To transact such other business as may properly come before the annual meeting.

                                   IMPORTANT

       Whether or not you expect to attend in person, we urge you to sign, date and return the enclosed proxy at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly signing, dating, and returning the proxy will save MPEL Holdings the expense and extra work of additional solicitation. An addressed envelope for which no postage is required if mailed in the United States is enclosed for that purpose. Sending in your proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your proxy is revocable at your option.


                                By Order of the Board of Directors

                                Cary Wolen, Secretary


Date:  December 21, 1999

                              MPEL HOLDINGS CORP.
                            _______________________

                             25 Melville Park Road
                            Melville, New York 11747

                            _______________________

                                PROXY STATEMENT

                          ___________________________

                      1999 ANNUAL MEETING OF STOCKHOLDERS
                  TO BE HELD AT 10:00 A.M. ON JANUARY 10, 2000

       The Board of Directors of MPEL Holdings Corp. ("MPEL," "we" or "us") is soliciting proxies to be voted at the annual meeting of stockholders to be held on Monday, January 10, 2000, and at any adjournment or postponement of the annual meeting.

       This proxy statement and the accompanying proxy are first being sent to stockholders entitled to vote at the annual meeting on or about December 22, 1999. MPEL's principal executive offices are located at 25 Melville Park Road, Melville, New York 11747, telephone number (516) 364-2700.

VOTING RIGHTS AND SOLICITATION OF PROXIES

Purpose of the Annual Meeting

       The specific proposals to be considered and acted upon at the annual meeting are summarized in the accompanying Notice of Annual Meeting of Stockholders. Each proposal is described in more detail in this proxy statement.

Record Date and Shares Outstanding

       Only stockholders of record at the close of business on November 29, 1999, the record date, are entitled to notice of and to vote at the annual meeting. At the record date, 15,000,000 shares of common stock were issued and outstanding. The closing price of our common stock on November 29, 1999, the record date, was $.81 per share.

Revocability and Voting of Proxies

       Any person signing a proxy in the form accompanying this proxy statement has the power to revoke it prior to the annual meeting or at the annual meeting prior to the vote pursuant to the proxy. A proxy may be revoked by any of the following methods:

        . by writing a letter delivered to Cary Wolen, Secretary of MPEL, stating that the proxy is revoked;

        .  by submitting another proxy with a later date;

        .  by attending the annual meeting and voting in person.

     Please note, however, that if a stockholder's shares are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the annual meeting, the stockholder must bring to the annual meeting a letter from the broker, bank or other nominee confirming that stockholder's beneficial ownership of the shares. Shares of common stock represented by properly executed proxies will be voted at the annual meeting in accordance with the instructions indicated on the proxies, unless the proxies have been revoked.

          If you return a signed and dated proxy card but do not indicate how you want your shares to be voted, those shares represented by your proxy will be voted as recommended by MPEL's Board.

List of Stockholders

          A list of stockholders entitled to vote at the annual meeting will be available at the annual meeting and for ten days prior to the annual meeting during regular business hours at our offices at 25 Melville Park Road, Melville, New York 11747, by contacting the Secretary of MPEL.

Voting at the Annual Meeting

          Each share of common stock outstanding on the record date will be entitled to one (1) vote on each matter submitted to a vote of the stockholders, including the election of directors. Cumulative voting by stockholders is not permitted.

          The presence, in person or by proxy, of the holders of a majority of the votes entitled to be case by the stockholders entitled to vote at the annual meeting is necessary to constitute a quorum. Abstentions and broker "non-votes" are counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

          A plurality of the votes is required for the election of directors; abstentions and broker "non-votes" are not counted for purpose of the election of directors.

          The amendments to increase the authorized shares from 15,000,000 to 100,000,000 and to authorize 10,000,000 preferred shares must be approved by the affirmative vote of a majority of the shares of MPEL common stock entitled to vote at the annual meeting. This means that if you do not vote your shares in connection with the amendment proposal, your failure to vote will have the same effect as voting for the amendment proposal.

          The proposal to amend the 1995 Stock Option Plan, to ratify the appointment of auditors, and any stockholder proposal presented at the meeting must receive an affirmative vote of a majority of the votes case.

Solicitation

          We will pay the costs relating to this proxy statement, the proxy and the annual meeting. We may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to beneficial owners. Directors, officers and regular employees may also solicit proxies. They will not receive any additional pay for the solicitation.

 Security Ownership of Certain Beneficial Owners and Management

          The following table sets forth, as of November 22, 1999, information with respect to the beneficial ownership of MPEL common stock as of the date of this document by:

        .  each director, nominee for director and executive officer of MPEL,

        . each person known by MPEL to beneficially own greater than five (5%) percent of the outstanding common stock,

        .  the directors and executive officers as a group.


Name and Address                     Amount and Nature of
of Beneficial Owner                  Beneficial Owner/1/   Percentage
-----------------------------------  --------------------  -----------

Cary Wolen/2/ /3/ /4/                           2,553,500          17%

Steven M. Latessa/2/ /3/ /4/                    2,553,500          17%

Estate of Anthony Saffiotti                     1,200,000           8%
c/o Karen Saffiotti
63 Amherst Road
Albertson, New York 11507

Michael Moran (Nominee)                               -0-           0%

Directors and officers as a group               5,107,000          34%

__________________________

/1/ This information is reported in accordance with the beneficial ownership rules of the United States Securities and Exchange Commission (the "SEC"), under which a person is deemed to be the beneficial owner of a security if that person has or shares the voting power or investment power with respect to such security or has the right to acquire such ownership within sixty
    (60) days.

    Unless otherwise indicated in footnotes to the table, each person listed has sole voting and dispositive power with respect to the securities owned by such person.

/2/ The business addresses for each of the persons listed above is 25 Melville
    Park Road, Melville, New York 11747.

/3/ Does not include 693,000 shares which were previously owned by Jon P. Blasi and Lydia Blasi which were redeemed by the Company pursuant to an agreement dated February 24, 1999.

/4/ Includes beneficial ownership of 420,220 shares owned by the WLB general partnership.


                       Proposal 1:  ELECTION OF DIRECTORS

          MPEL's Board of Directors presently consists of two (2) members, with the term of office of the two (2) current directors scheduled to expire at this meeting. In November, 1999, the MPEL Board approved, subject to shareholder approval, the addition of one member to the Board, thereby increasing the Board to three (3) members. At each annual meeting, directors are elected to succeed the directors whose term expires at that annual meeting, the newly elected directors to hold office until the next annual meeting and the election and qualification of their respective successors.

     All directors are to be elected as directors by a plurality of the votes cast at the annual meeting. Each director elected will hold office until next year's annual meeting and until the election and qualification of his successor. The persons named in the accompanying proxy have advised management that it is their intention to vote for the election of directors set forth in this proxy.

     Each of the nominees for election as a director has advised the Company of his willingness to serve as a director and management believes that each nominee will be able to serve. If any nominees becomes unavailable, proxies may be voted for the election of such person or persons who may be designated by MPEL.

         THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE ELECTION OF STEVEN M. LATESSA, CARY WOLEN and michael Moran AS DIRECTORS.

Information Regarding Directors and Nominee for Director

     The following table sets forth certain information with respect to the nominees for the election of directors:



                                                                            Year Term Expires
Name                                          Position                         if Elected
-------------------------  -----------------------------------------------  -----------------

Steven M. Latessa          President, Chief Executive Officer                            2000
                           and Director

Cary Wolen                 Chief Operating Officer, Secretary,                           2000
                           Chief Financial Officer, Treasurer and Director

Michael Moran (Nominee)    Senior Vice President                                         2000

Steven M. Latessa co-founded MPEL in 1987 and has been its Chief Executive Officer, President and Chairman of the Board of Directors since inception.

Cary Wolen co-founded MPEL in 1987 and has been its Chief Operating Officer, Chief Financial Officer and Director since inception.

Michael Moran has been with the Company since 1995 in the capacity of Senior Vice President.


Information Regarding Executive Officers

     All executive officers of MPEL are also directors or nominee for director.

     Executive officers of MPEL are elected annually by the Board and serve until their successors are duly elected and qualified. There are no family relationships between any of the directors, executive officers or persons nominated or chosen by MPEL to become directors or executive officers.

     MPEL carries insurance providing for indemnification, under specified circumstances, to all of its directors and officers for claims against them by reason of, among other things, any act or failure to act in their capacities as directors or officers. No sums have been paid to any past or present director or officer of MPEL under this or any other prior indemnification insurance policy.

Committees of the Board of Directors

     MPEL's Board does not have a nominating, compensation or audit committee, however, the Board expects to establish an Audit Committee in the near future. The Audit Committee will make annual recommendations to the Board of Directors concerning the appointment of the independent public accountants of MPEL and will review the results and scope of the audit and other services provided by MPEL's independent auditors. MPEL expects that a majority of the members of the Audit Committee will be independent directors.

Compliance with Section 16(a) of the Exchange Act

     Section 16(a) of the Securities Exchange Act of 1934 requires officers and directors and persons who own more than ten percent of a registered class of MPEL's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish MPEL with copies of these reports. Based solely on MPEL's review of the copies of such forms received by it during its fiscal year ended December 31, 1998, MPEL believes that the persons required to file the reports have complied with the applicable filing requirements.

Director Compensation

     Directors who are employees of MPEL receive no compensation, as such, for services as members of the Board. It is expected that directors who are not employees of MPEL will receive options to purchase 50,000 shares of Common Stock for each year served on the Board and reimbursement of expenses incurred in connection with attending such meetings.

Executives' Compensation

     The following table shows all the cash and other compensation paid or to be paid by MPEL, as well as certain other compensation paid or accrued, during the last three fiscal years indicated, to the Chief Executive Officer and the other most highly compensated executive officers whose aggregate cash compensation exceeds $100,000.


                              Annual Compensation


Name and Principal Position                    Year    Salary($) Bonus($)
-------------------------------------------  --------  --------- ---------
Steven M. Latessa                              1998     $130,000      -0-
Chief Executive Officer, President             1997     $130,000  $15,000
                                               1996     $130,000  $10,000

Cary Wolen                                     1998     $132,080      -0-
Chief Operating Officer, Secretary,            1997     $132,080  $10,000
Chief Financial Officer, Treasurer             1996     $132,080   $5,000
Michael Moran, Senior Vice President           1998     $138,456      -0-
                                               1997     $102,954      -0-
                                               1996      $76,896      -0-

Employment Agreements

     MPEL entered into employment agreements with Steven M. Latessa (CEO) and Cary Wolen (CFO) in September, 1997, which expire on September 30, 2000 and provide for the following:

        .  a base salary of $150,000 per year;

        .  a 4% per year increase in base salary commencing in 1998;

        . eligibility to split a bonus pool aggregating 5% of all pre-tax income of MPEL;

        .  an automatic renewal for three years;

        .  a two year non-competition provision from date of termination;

        . in the event the employee is terminated without cause, MPEL will continue to pay the employee's base salary for the greater of the remainder of the term of the contract or one year;

        . non-disclosure and confidentiality of MPEL's confidential information; and

        .  non-interference with MPEL's customers or employees for two years.


Equity Incentive Plan

          On December 31, 1995, the MPEL Board approved the 1995 Stock Option Plan (the "Plan") and, as amended, authorized the issuance of up to 700,000 shares of Common Stock of the Company upon the exercise of incentive stock option ("Incentive Option") which may be granted for a maximum of 10 years pursuant to this Plan. The Plan provides primarily for the granting of Incentive Options to certain key employees and exercise prices at not less than the estimated fair market value at the date of grant. Under the Plan, common stock may be issued to employees in the form of stock options, appreciation rights, performance shares, or other forms of equity-based awards. The purpose of the Plan is to provide long-term incentive to employees and for them to participate in the long-term growth and success of the business. As of the date hereof, Incentive Options to purchase an aggregate of 700,000 shares have been granted under the Plan with an exercise price range of $0.23 to $0.56 per share. Currently, there are no Incentive Options or other awards outstanding to any of MPEL's executive officers under the Plan.

          In 1998, 175,000 options were canceled under this Plan. In addition, the remaining 95,000 options were repriced on December 2, 1998 to $0.56 per share, the fair market value of the common stock on the close of business of that date.

          In the event Proposal 3 of this booklet is approved, we shall increase the number of shares available for issuance from 700,000 to 5,000,000.

Certain Relationships and Related Transactions

          In February 1999, MPEL entered into an agreement with Jon Blasi, a former employee of MPEL and a former partner in WLB, and his spouse, Lydia Blasi. The Blasis agreed to exchange 693,000 shares of MPEL's common stock and to cancel options to acquire 252,276 shares from Cary Wolen and Steven Latessa in exchange for cancellation of certain obligations due to MPEL from the Blasis. In connection with this transaction, Jon Blasi also resigned as a general partner of WLB.

          The Company subleases certain of its offices from The Mattituck Group, an affiliate. The lease expenses paid were approximately $148,000 and $158,000 for the years ended December 31, 1998 and 1997, respectively. MPEL pays rent to the affiliate based on its proportionate share of the offices it rents.

         Proposal 2:  AMENDMENT TO MPEL'S CERTIFICATE OF INCORPORATION
                       TO INCREASE THE AUTHORIZED SHARES

          The MPEL Board has approved an amendment to our Certificate of Incorporation to increase from 15,000,000 to 100,000,000 the number of authorized shares of MPEL common stock.

          We currently are authorized to issue 15,000,000 shares of common stock. As of the record date, 15,000,000 shares of common stock were issued, outstanding and entitled to vote. There currently exists -0- shares of common stock available to MPEL for future issuance, which means that we have limited ability to issue additional shares of common stock for corporate purposes.

          The amendment to the Certificate of Incorporation would increase our authorized shares of common stock to 100,000,000 shares, which would mean that we would have 85,000,000 shares of common stock not currently reserved for issuance and available for future issuance. Such amount would be approximately 85% of the then outstanding or reserved for issuance shares. For comparison purposes, we do not have any authorized but unissued and unreserved shares of common stock.

          It is important we preserve our flexibility to issue additional shares of common stock. The Board believes that the authorization of additional shares of common stock is advisable to provide us with the flexibility to take advantage of opportunities to issue such stock in order to obtain capital, as consideration for possible acquisitions or for other purposes including, without limitation, the issuance of additional shares of common stock through stock splits and stock dividends in appropriate circumstances. There are, at present, no plans, understandings, agreements or arrangements concerning the issuance of additional shares of common stock, except for the shares to be issued upon the exercise of the MPEL's stock options, warrants or other convertible securities, currently outstanding.

          Uncommitted authorized but unissued shares of common stock may be issued from time to time to such persons and for such consideration as the Board may determine. Holders of the then outstanding shares of common stock may or may not be given the opportunity to vote thereon, depending upon the nature of any such transactions, applicable law, the rules and policies of the Over the Counter Bulletin Board, as the case may be, and the judgment of the Board regarding the submission of such issuance to a vote of our stockholders. Our stockholders have no preemptive rights to subscribe to newly issued shares.

          Moreover, it is possible that additional shares of common stock would be issued under circumstances which would make the acquisition of a controlling interest in MPEL more difficult, time-consuming, costly or otherwise discourage an attempt to acquire control of MPEL. Under such circumstances the availability of authorized and unissued shares of common stock may make it more difficult for stockholders to obtain a premium for their shares. Such authorized and unissued shares could be used to create voting or other impediments or to frustrate a person seeking to obtain control of MPEL by means of a merger, tender offer, proxy contest or other means. Such shares could be privately placed with purchasers who might cooperate with the board in opposing such an attempt by a third party to gain control of MPEL or could also be used to dilute ownership of a person or entity seeking to obtain control of MPEL. Although MPEL does not currently contemplate taking such action, shares of common stock could be issued for the purposes and effects described above and the Board reserves its rights to issue such stock for such purposes.

          The authorization of additional shares of common stock pursuant to this proposal will have no dilutive effect upon the proportionate voting power of the present MPEL stockholders. However, to the extent that shares are subsequently issued to persons other than the present MPEL stockholders, such issuance could have a dilutive effect on the earnings per share and voting power of present stockholders. If such dilutive effect on earnings per share occurs, MPEL expects that any such dilutive effect would be relatively short in duration.

          As described above, MPEL believes that the proposed increase in the number of authorize shares of common stock will provide the flexibility needed to meet corporate objectives and is in the best interest of MPEL and its stockholders.

Stockholder Vote

          The affirmative vote of a majority of the votes entitled to vote at the annual meeting is required to adopt the amendment to our Certificate of Incorporation.

THE MPEL BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE AMENDMENT TO OUR
 CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES TO 100,000,000.

                     Proposal 3:  AUTHORIZE PREFERRED STOCK

          MPEL's Certificate of Incorporation does not currently provide that MPEL is authorized to issue preferred stock. In November, 1999, the MPEL Board approved, subject to shareholder approval, an amendment to MPEL's Certificate of Incorporation to authorize 10,000,000 shares of preferred stock. The rights and privileges of the preferred stock, if approved, shall be in the sole discretion of the MPEL Board (within the limits of applicable law).

          The principal purpose of this proposed amendment is to authorize shares of preferred stock which will be available in the event the MPEL Board determines that it is necessary or appropriate to raise additional capital through the sale of securities, to acquire another company or its business or assets, to seek to establish a strategic relationship with a corporate partner or to permit a future stock dividend or stock split. The MPEL Board has no present agreement or arrangement to issue any such shares, if approved. If the amendment is approved by the stockholders, the MPEL Board does not intend to solicit further stockholder approval prior to the issuance of any additional shares of preferred stock, except as may be required by applicable law.

          The authorized number of shares of preferred stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of MPEL without further action by the stockholders. Shares of authorized and unissued preferred stock could (within the limits imposed by applicable law) be issued in one or more transactions which would make a change in control of MPEL more difficult and, therefore, less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of preferred stock, and such additional shares could be used to dilute the stockownership or voting rights of persons seeking to obtain control of MPEL.

Stockholder Vote

          The affirmative vote of a majority of the votes entitled to vote at the annual meeting is required to adopt the amendment to our Certificate of Incorporation.


  THE MPEL BOARD RECOMMENDS YOU VOTE "FOR" THE AMENDMENT TO OUR CERTIFICATE OF
             INCORPORATION TO AUTHORIZE 10,000,000 PREFERRED SHARES


Proposal 4:  POSSIBLE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO EFFECT A
                   REVERSE STOCK SPLIT OF MPEL'S COMMON STOCK

General

          The Board of Directors of MPEL has unanimously adopted a resolution approving, and recommending to MPEL's stockholders for their approval, a discretionary amendment to our Certificate of Incorporation authorizing a reverse stock split of the shares of common stock of MPEL, the terms of which shall be in the discretion of the MPEL Board (the "Reverse Stock Split"). The Reverse Stock Split, if effected by the MPEL board, will decrease the shares of common stock of the Company issued and outstanding, or held as treasury shares, and will correspondingly increase the par value of the common stock, but will not change the number of authorized shares of common stock.

Reasons for the Reverse Stock Split Amendment

          Our common stock is currently listed on the OTC Bulletin Board (the "Bulletin Board"). Listing on the Nasdaq SmallCap Market system (the "Nasdaq SmallCap Market") requires, among other things, that the common stock have a closing bid price of $4.00 per share. As of the date of this proxy statement, MPEL is not in compliance with this requirement.

          The Board of Directors has determined that the listing of the common stock on the Nasdaq SmallCap Market is in the best interests of the stockholders. If the common stock was listed on the Nasdaq SmallCap Market, MPEL's Board believes that the liquidity of the trading market in the common stock would be significantly increased, which could increase the trading price and decrease the transaction costs of trading shares of the common stock.

          The Board of Directors has been advised by various investment bankers that listing on the Nasdaq SmallCap Market will greatly increase our ability to raise capital. If the Reverse Stock Split is approved by the stockholders and thereafter effected, the bid price of the common stock will likely increase substantially over the $.81 current bid price thereby permitting us to apply for listing on the Nasdaq SmallCap Market. There can be no assurance, however, that the market price of the common stock will rise in proportion to the reduction in the number of outstanding shares resulting from the Reverse Stock Split, or that the market price of the post-split common stock will increase.

Potential Effects of the Reverse Stock Split

          Pursuant to the Reverse Stock Split, each holder of shares of common stock, par value $.01 per share, immediately prior to the effectiveness of the Reverse Stock Split would become the holder of a reduced number of common stock in the MPEL's Board's discretion, after consummation of the Reverse Stock Split.

          Although the Reverse Stock Split will not, by itself, impact MPEL's assets or prospects, the Reverse Stock Split could result in a decrease in the aggregate market value of MPEL's equity capital. The Board of Directors believes that this risk is outweighed by the benefits of the possible listing of the common stock on the Nasdaq SmallCap Market.

          If approved, the Reverse Stock Split, if effected, may result in some shareholders owning "odd-lots" of less than one hundred (100) shares of common stock. Brokerage commissions and other costs of transactions in odd-lots are generally somewhat higher than the costs of transactions in "round-lots" of even multiples of one hundred (100) shares.

Increase of Shares of Common Stock Available for Future Issuance

          As a result of the Reverse Stock Split, there will be a reduction in the number of shares of common stock issued and outstanding, or held as treasury shares, and an associated increase in the number of authorized shares which would be unissued and available for future issuance after the Reverse Stock Split (the "Increased Available Shares"). The Increased Available Shares could be used for any proper corporate purpose approved by the Board of Directors of MPEL including, among others, future financing transactions.

          Because the Reverse Stock Split will create the Increased Available Shares, the Reverse Stock Split may be construed as having an anti-takeover effect. Although neither the Board of Directors nor the management of MPEL views the Reverse Stock Split as an anti-takeover measure, MPEL could use the Increased Available Shares to frustrate persons seeking to effect a takeover or otherwise gain control of MPEL.

Effectiveness of the Reverse Stock Split

          The Reverse Stock Split, if approved by MPEL's stockholders, would become effective upon the filing with the Secretary of State of the State of New York of a Certificate of Amendment of MPEL's Certificate of Incorporation. The Board has not determined when, or if, this event will occur, or the specific terms of the Reverse Stock Split. The Board is asking shareholders to approve the Reverse Stock Split on the terms and conditions to be determined by the MPEL Board. The exact timing of the filing of such Certificate of Amendment will be determined by the Board of Directors based upon its evaluation as to when such action will be most advantageous to MPEL and its stockholders, and the Board of Directors reserves the right to delay the Reverse Stock Split Amendment for up to twelve (12) months following stockholder approval thereof. In addition, The Board of Directors reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Reverse Stock Split Amendment if, at any time prior to filing such Reverse Stock Split Amendment, the Board of Directors, in its sole discretion, determines that it is no longer in the best interests of MPEL and its stockholders.

          Commencing on the day the Certificate of Amendment is filed, each common stock certificate will be deemed for all corporate purposes to evidence ownership of the reduced number of shares of common stock resulting from the Reverse Stock Split and any cash which may be payable in lieu of fractional shares. As soon as practicable after the day of filing, stockholders will be notified as to the effectiveness of the Reverse Stock Split and instructed as to how and when to surrender their certificates representing shares of old common stock in exchange for certificates representing shares of new common stock (and, if applicable, cash in lieu of fractional shares). We intend to use Securities Transfer Corporation as our exchange agent in effecting the exchange of certificates following the effectiveness of the Reverse Stock Split.

Fractional Shares

          MPEL does not intend to issue fractional shares in connection with the Reverse Stock Split. Instead, holders of old common stock who would otherwise be entitled to receive a fractional share of new common stock on account of the Reverse Stock Split shall receive, upon surrender of the stock certificates formerly representing shares of the old common stock, in lieu of such fractional shares, an amount in cash (the "Cash-in-Lieu Amount") equal to the product of
(i) the fractional shares which a holder would otherwise be entitled to, multiplied by (ii) the average of the closing bid and closing asked price per share of the old common stock as quoted on the Bulletin Board, or, if the old common stock is not then traded on the Bulletin Board, such price as MPEL's Board of Directors determines, in its discretion, to be the fair market value per share of the old common stock on the business day prior to the day of filing. No interest shall be payable on the Cash-in-Lieu Amount.

Certain Federal Income Tax Consequences

          The following discussion summarizing certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended, the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices in effect on the date of this proxy statement. This discussion is for general information only and does not discuss consequences which may apply to special classes of taxpayers (e.g., non-resident aliens, broker-dealers or insurance companies). Stockholders are urged to consult their own tax advisors to determine the particular consequences to them.

          The receipt of new common stock solely in exchange for old common stock will not generally result in recognition of gain or loss to the stockholders. The adjusted tax basis of a stockholder's new common stock will be the same as the adjusted tax basis of the shares of old common stock exchanged therefor, and the holding period of the new common stock will include the holding period of the old common stock exchanged therefor. Generally, stockholders who receive cash in lieu of fractional shares will be treated as if they had received such fractional shares and then sold them to MPEL, and such stockholders will recognize gain or loss equal to the difference between the amount of cash received and their basis in the common stock exchanged. No gain or loss will be recognized by MPEL as a result of the Reverse Stock Split.

Appraisal Rights

          No appraisal rights are available under the New York Business Corporation Law or under our certificate of incorporation or by-laws to any stockholder who dissents form the proposal to approve the Reverse Stock Split Amendment. There may exist other rights or actions under state law for stockholders who are aggrieved by reverse stock splits generally. Although the nature and extent of such rights or actions are uncertain and may vary depending upon the facts or circumstances, stockholder challenges to corporate action in general are related to the fiduciary responsibilities of corporate officers and directors and to the fairness of corporate transactions.

MPEL'S BOARD OF DIRECTORS RECOMMENTS A VOTE "FOR" THE PROPOSAL TO GRANT THE MPEL
   BOARD THE ABILITY TO AMEND MPEL'S CERTIFICATE OF INCORPORATION IN ORDER TO EFFECT A REVERSE STOCK SPLIT OF THE SHARES OF COMMON STOCK OF MPEL ISSUED AND OUTSTANDING, OR HELD AS TREASURY SHARES, IN THE DISCRETION OF THE MPEL BOARD.


            Proposal 5:  AMENDMENT TO MPEL'S 1995 STOCK OPTION PLAN

          Our Board of Directors and stockholders have previously adopted and approved the Company's 1995 Stock Option Plan (the "Plan"). A total of 700,000 shares of common stock are presently reserved for issuance under the Plan. In November, 1999, the Board of Directors approved an amendment to the Plan, subject to stockholder approval, to increase the shares reserved for issuance thereunder by 4,300,000 shares, bringing the total number of shares issuable under the Plan to 5,000,000.

             As of the date hereof, -0- shares were available for future issuance under the Plan.

          At this annual meeting, the stockholders are being requested to consider and approve the proposed amendment to the Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 4,300,000 shares, bringing the total number of shares issuable under the Plan to 5,000,000. The Board believes that the amendment will enable the Company to continue its policy of widespread employee stockownership as a means to motivate high levels of performance and to recognize key employee accomplishments.

Vote Required; Recommendation of Board of Directors

          The approval of the amendment to the Plan requires the affirmative vote of a majority of the votes cast on the proposal at the annual meeting.

    THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE AMENDMENT OF THE PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE
                                  THEREUNDER.


                       Proposal 6:  SELECTION OF AUDITORS

          The MPEL Board recommends that the stockholders ratify the selection of Richard A. Eisner and Company, LLP, independent auditors, which served as MPEL's independent auditors to audit MPEL's consolidated financial statements for the fiscal year ending December 31, 1999. A representative of Richard A. Eisner & Company, LLP is expected to be present at the annual meeting and will be given the opportunity to make a statement and to answer any questions a stockholder may have with respect to the consolidated financial statements of MPEL for the year ended December 31, 1998.

               THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE
         SELECTION OF RICHARD A. EISNER & COMPANY, LLP AS THE COMPANY'S
       INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999


                           Proposal 7:  OTHER MATTERS

          MPEL's Board has no knowledge of any other matters which may come before the annual meeting and does not intend to present any other matters. However, if any other matters shall properly come before the annual meeting or any adjournment thereof, the persons named as proxies will have discretionary authority to vote the shares of common stock represented by the accompanying proxy in accordance with their best judgment.

Shareholder Proposals

          Any shareholder of MPEL who wishes to present a proposal to be considered at the next annual meeting of shareholders of the Company and who wishes to have such proposal presented in the Company's proxy statement for such annual meeting must deliver such proposal in writing to the Company at 25 Melville Park Road, Melville, New York 11747, on or before September 1, 2000.
In order to curtail controversy as to the date on which the proposal was received by MPEL, it is suggested that proponents submit their proposals by certified mail, return receipt requested.


                                    By order of the Board of Directors



                                    Cary Wolen, Secretary


          MPEL will furnish without charge to each person whose proxy is being solicited by this proxy statement, on the written request of such person, a copy of MPEL's Annual Report on Form 10-K for its fiscal year ended December 31, 1998. Such request should be addressed to MPEL HOLDINGS CORP., Investor Relations, 25 Melville Park Road, Melville, New York 11747.


Dated:     December 21, 1999

                   MPEL HOLDINGS CORPRRRRMPEL HOLDINGS CORP.
                             25 Melville Park Road
                           Melville, New York 11747
         This Proxy is Solicited on Behalf of the Board of Directors.

     The undersigned, revoking all previous proxies, hereby appoints Steven M. Latessa and Cary Wolen, and each of them, proxies with power of substitution to each, for an in the name of the undersigned to vote all shares of Common Stock of MPEL HOLDINGS CORP. (the "Company"), held of record by the undersigned on November 29, 1999 which the undersigned would be entitled to vote if present at the Annual Meeting of Shareholders of the Company to be held on January 10, 2000, at 10:00 a.m. at MPEL HOLDINGS CORP., and any adjournments thereof, upon the matters set forth in the Notice of Annual Meeting.
     The undersigned acknowledges receipt of the Notice of Annual Meeting and Proxy Statement.

1. ELECTION OF DIRECTORS
  [ ]  FOR all nominees listed below (except as marked to         [ ]   Withhold Authority to vote for
       the contrary below)                                              all nominees listed below

(Instruction:  To withhold authority to vote for an individual nominee strike a line through such nominee's name in the list below).

        STEVEN M. LATESSA                       CARY WOLEN                  MICHAEL MORAN

2. AMENDMENT OF THE CERTIFICATE OF INCORPORATION INCREASING THE AUTHORIZED
   SHARES OF COMMON STOCK FROM 15,000,000 TO 100,000,000.
             [ ]  FOR              [ ]  AGAINST    [ ]  ABSTAIN

3. AUTHORIZE PREFERRED STOCK
             [ ]  FOR              [ ]  AGAINST    [ ]  ABSTAIN

4. AMENDMENT TO CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK
   SPLIT OF MPEL'S COMMON STOCK.
             [ ]  FOR              [ ]  AGAINST    [ ]  ABSTAIN

5. AMENDMENT TO MPEL'S 1995 STOCK OPTION PLAN.
             [ ]  FOR              [ ]  AGAINST    [ ]  ABSTAIN

6. RATIFICATION OF THE APPOINTMENT OF RICHARD A. EISNER AND COMPANY, LLP AS THE
   COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999.
             [ ]  FOR              [ ]  AGAINST    [ ]  ABSTAIN

7. TRANSACTION OF SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING
   AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.
             [ ]  FOR              [ ]  AGAINST    [ ]  ABSTAIN

PLEASE SIGN ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS and when properly executed will be voted as directed herein. If no direction is given, this Proxy will be voted FOR each proposal.

                                      Dated:________________________

                                      ______________________________
                                              (Signature)

                                      ______________________________
                                      (Signature if held jointly)

                                      Please sign exactly as name appears below.
                                      If Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please list full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership sign in partnership name by authorized person.

                                      Please sign, date and return promptly in the enclosed envelope. No postage need be affixed if mailed in the United States.